SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                       Securities and Exchange Act of 1934

Date of Report:  February 14, 2003
(Date of earliest event reported):  February 11, 2003

                                STRATEGIKA, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       0-49666               75-2926439
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)

     300 Crescent Court, Suite 1100
             Dallas, Texas                                         75201
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (214) 505-7497





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

On February 11, 2003, Strategika, Inc. (the "Company") entered into a Letter Agreement (the "LOI") with Capital Financial Group, Inc., a privately held Pennsylvania business corporation ("Capital"). The LOI contemplates that the parties will enter into a merger or share exchange transaction on or before March 17, 2003 resulting in the current stockholders of Capital acquiring approximately 95% of the Company's outstanding common stock following the consummation of the transaction. It is anticipated that at the closing, the current officers and directors of the Company will resign to be replaced by the directors and management of Capital. Furthermore, it is anticipated that the business operations of Capital will become the exclusive business activity in which the Company shall engage.

The transaction is contingent upon both parties  completing their respective due
diligence   investigations.   Approval  of  the  transaction  by  the  Company's
stockholders is not required and will not be sought.

Capital is a holding company of Capital Bonding Corporation, a provider of bail and immigration bonds. Capital believes it is the largest provider of retail criminal court bonds in the United States and that it accounts for more than 10% of the national bail bond market. Capital Bonding also believes that it is the largest provider of retail immigration court bonds in the United States and accounts for more than one-third of immigration court bonds written in the United States. Its mission is to create an unparalleled national network of bail bond agents under one umbrella.

                    Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements. These statements relate to future events and are therefore speculative and uncertain. Because forward-looking statements involve risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The reader is advised to consult any further disclosures made on related subjects in our future SEC filings.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2003                                     Strategika, Inc.
                                                     (Registrant)


                                                      By: /s/  Rene Larrave
                                                         -----------------------
                                                         Rene Larrave
                                                         Chief Executive Officer